WELLCO ENTERPRISES, INC.
                               150 Westwood Circle
                                  P.O. Box 188
                        Waynesville, North Carolina 28786


                                October 13, 2000


                            NOTICE OF ANNUAL MEETING
                                       OF
                                  STOCKHOLDERS


The annual meeting of stockholders of Wellco Enterprises, Inc. will be held in the cafeteria of the Company's Waynesville, North Carolina, plant, located at 150 Westwood Circle, on Tuesday, November 14, 2000, at 3:00 P.M., EST, for the purpose of taking action on the following items, as more particularly described in the accompanying Proxy Statement:

         1.       The election of directors;
         2.       Approval of the 1999 Stock Option Plan for Key Employees;
         3.       Approval  of  the  1999  Stock  Option Plan  for  Non-Employee
                  Directors; and

such other matters as may properly come before the meeting.

Only stockholders of record at the close of business on October 13, 2000, will be entitled to vote at the meeting. This Notice and the accompanying Proxy Statement are being mailed to stockholders on approximately October 20, 2000.

                       By Order of the Board of Directors

                       RICHARD A. WOOD, JR.
                       SECRETARY



YOUR VOTE IS IMPORTANT. EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE RETURN YOUR SIGNED PROXY!

Please complete and promptly return your Proxy in the postpaid envelope provided. This will not prevent you from voting in person at the meeting. It will, however, help to assure a quorum and avoid added proxy solicitation costs.

                            Wellco Enterprises, Inc.
                               150 Westwood Circle
                                  P.O. Box 188
                        Waynesville, North Carolina 28786

                                 PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Wellco Enterprises, Inc. (the "Company") for use at the 2000 Annual Stockholders Meeting of the Company, to be held on November 14, 2000, and at any adjournment thereof. The cost of solicitation will be borne by the Company. ChaseMellon Shareholder Services, the transfer agent for the Company, has been retained to assist in obtaining proxies, including proxies from brokerage houses and others with respect to shares registered in their names but beneficially owned by others, by such means as ChaseMellon deems appropriate, at a cost to the Company presently estimated at $5,000. Such brokerage houses and others will be reimbursed for their out-of-pocket expenses incurred. Proxies may also be solicited by some directors, officers or employees of the Company, in person or by mail, telephone or telefax, without extra compensation to them.

The shares represented by the proxies received will be voted at the meeting, or any adjournment thereof. On matters coming before the meeting as to which a choice has been specified by the stockholder by means of the ballot on the proxy, the shares represented will be voted accordingly. If no choice is so specified, the shares will be voted in favor of the matters set forth in the foregoing notice of meeting. Management does not know of any other matters which will be presented for action at the meeting, but the persons named in the accompanying proxy intend to vote or act with respect to any other proposal which may be presented for action, and matters incident to the conduct of the meeting, according to their judgment in light of conditions then prevailing except as to election of substitute nominees for director, as to which proxies will be voted for nominees designated as hereinafter stated. Executed proxies may be revoked by written revocation or later dated proxy delivered to the Secretary prior to or at the meeting. Also, stockholders who are present at the meeting may withdraw their proxies and vote in person if they so desire.

Stockholders of record at the close of business on October 13, 2000, will be entitled to vote at the meeting. On that date, there were outstanding 1,163,246 shares of the Company's common stock. Each stockholder is entitled to one vote for each share of stock on all matters to be presented at the meeting. A plurality vote of the shares represented at the meeting, in person or by proxy, is necessary for the election of each director. Cumulative voting is not available at the meeting.

Stockholders having questions concerning the matters to be considered at the meeting are invited to telephone the Company at (828) 456-3545, extension 102.

                               BOARD OF DIRECTORS

The Company's Board of Directors consists of nine directors divided into three classes with each class having three directors serving for a term of three years.

Your Board of  Directors  unanimously  recommends  the  reelection  of Claude S.

Abernethy, Jr., Horace Auberry and Rolf Kaufman as Class III directors whose terms will expire in 2003. All of said nominees have consented in writing to serve if elected.

The class, period of service as a director, age and principal occupation for at least the past five years of each nominee for director and each person whose term of office as a director will continue after the meeting are as follows:

NOMINEES FOR ELECTION:

Class III Directors  for Term Expiring  in 2003:

Claude S. Abernethy, Jr. has been a Director of the Company since 1997 and previously served as a Director from 1976 until 1994 and is 73 years of age. He is Senior Vice President of IJL Wachovia (a securities brokerage firm), and a Director of Air Transportation Holdings, Inc. and Director Emeritus of IJL Wachovia, a division of Wachovia Securities, Inc.

Horace Auberry has been a Director of the Company since 1964 and is 69 years of age. He is Chairman, Board of Directors and Chief Executive Officer of the Company (since October, 1996) and was Chairman of the Board of Directors and joint Chief Executive Officer from 1968 until October, 1996.

Rolf Kaufman has been a Director of the Company since 1962 and is 70 years of age. He was President of the Company and joint Chief Executive Officer from 1968 until October 1996. Upon his retirement from the position of President on September 30, 1996, Mr. Kaufman was elected by the Board of Directors to the position of Vice Chairman, Board of Directors. As Vice Chairman, Mr. Kaufman is retired from full time employment as President, while still being significantly involved in several areas of the Company's business affairs.

DIRECTORS CONTINUING IN OFFICE:

Class I Directors Whose Term Expires  in 2001:
---------------------------------------------

William M. Cousins, Jr. has been a Director of the Company since 1990 and is 76 years of age. He is President (since 1974) of William M. Cousins, Jr., Inc.
(management consultants), a Director (from 1991 through 1999) of Alba-Waldensian, Inc. (an apparel manufacturing company) and a director of Biosphere Medical, Inc. (since 1994).

John D. Lovelace has been a Director of the Company since 1999 and is 51 years of age. He is the Vice-President (since 1987) of Credit/Collections for United Leasing Corporation, a company primarily engaged in the leasing of equipment. Prior to joining United Leasing, he served as Assistant Vice President of Retail Banking for United Virginia Bank. He is the nephew of Director James T. Emerson and the cousin of Director/Vice President Fred K. Webb, Jr. .

J. Aaron Prevost has been a Director of the Company since 1973 and is 89 years of age. He is a retired Senior Vice President of First Union National Bank of North Carolina, Waynesville, N.C.

A Final  Judgement of Permanent  Injunction was filed on July 23, 1996 in the U.
S. District Court for the Western  District of North  Carolina,  under which Mr.

Prevost and an associate voluntarily consented to permanently restrain and enjoin themselves from violating Section 10(b) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The Judgement was entered after the filing of a Complaint by the Securities and Exchange Commission alleging that in 1993 Mr. Prevost gave said associate certain non-public information about the Company that was used by the associate to purchase the Company's stock. The Judgement required Mr. Prevost to pay a disgorgement amount of $3,387 plus prejudgement interest and a like amount in civil penalty.

Class II Directors Whose Term Expires in 2002:

James T. Emerson has been a Director of the Company since January, 1996 and previously served as a Director from 1988 until 1993, and is 78 years of age. He was an industrial instrumentation engineer and consultant (retired 1983), and is an investor. He is the uncle of Director/Vice President Fred K. Webb, Jr. and Director John D. Lovelace.

David Lutz has been a Director of the Company since January, 1996 and previously served as a Director from 1984 until 1992. He is President and Chief Operating Officer and Treasurer of the Company (since October 1996) and is 55 years of age. He served as Executive Vice President and Treasurer of the Company from May until October, 1996, as Secretary/Treasurer from 1986 until May 1996 and as Controller from 1974 until 1986.

Fred K. Webb, Jr. has been a Director of the Company since January, 1996. He is Vice President of Marketing of the Company (since February 1999) and is 40 years of age. He previously held the position of Special Projects Manager with the Company ( August 1998 until February 1999). Before joining the Company, he was employed as an Accounting Team Leader (since 1995) and Senior Staff Accountant (since 1989) for United Guaranty Corporation (an insurance holding company). He is the nephew of Director James T. Emerson and the cousin of Director John D. Lovelace

It is intended that shares represented by the accompanying Proxy will be voted for election of the above nominees unless authority for such vote is withheld. In the event that any nominees should become unable to serve or for good cause will not serve, it is intended that such shares will be voted for substitute nominees designated by the present Board of Directors of the Company.

              APPROVAL OF 1999 STOCK OPTION PLAN FOR KEY EMPLOYEES

The Board of Directors of the Company has unanimously adopted upon the recommendation of its Compensation Committee, subject to approval of stockholders at this 2000 Annual Meeting, the 1999 Stock Option Plan for Key Employees (the "Plan") providing for the granting of stock options to key employees (including officers) of the Company and its present and future subsidiaries. Under North Carolina corporation law, your Board of Directors could issue such options without stockholder approval. However, the affirmative vote of a majority of the holders of the outstanding shares of common stock of the Company is necessary for approval of the Plan in order to qualify stock acquired under the Plan for certain favorable tax and securities law benefits to the holders of such stock. Your Board of Directors unanimously recommends that the Company's stockholders approve the Plan by at least such majority vote.

The Plan is intended to provide additional incentive to key employees of the Company by encouraging and enabling them to acquire a proprietary interest in the Company through investment of their own funds. Your management believes that this Plan will also be of significant assistance in retaining and attracting additional qualified management personnel in today's highly competitive labor market. For purposes of the Plan, a key employee is one serving the Company in an executive, administrative, or professional capacity as defined from time to time by law under the Fair Labor Standards Act and regulations promulgated thereunder.

A summary of the Plan is set forth below and a complete text of the Plan is set forth as Exhibit A to this Proxy Statement.

A maximum of 90,000 shares of common stock of the Company (to be adjusted by any future capitalization changes by virtue of the "anti-dilution" provisions of the
Plan) may be optioned under the Plan. Shares purchased by exercised options may be provided from either authorized but unissued shares or issued shares which have been reacquired by the Company. Two type of stock options may be granted under the Plan: Options intended to qualify as Incentive Stock Options (ISO) under Section 422 of the Internal Revenue Code and NON-QUALIFIED Stock Options (NON-ISO) not specifically authorized or qualified for favorable income tax treatment by the Internal Revenue Code. Each option granted under this Plan will be designated as ISO or NON-ISO. The purchase price of the shares of common stock covered by each option granted pursuant to the Plan shall equal not less than 100% of the fair market value of such shares of common stock on the date the option is granted. However, in the case of ISO options granted to any person then owning (personally or under applicable attribution rules under the Internal Revenue Code) more than 10% of the voting power of all classes of Wellco's outstanding stock, the purchase price per share of the stock subject to such option shall be not less than 110% of the fair market value of said stock on the date of grant of such option.

Options may be granted under the Plan at any time until June 30, 2004, on which date the Plan will terminate except as to options then outstanding. The term of each option shall be for not more than ten years from the granting thereof, reduced in certain events of termination of employment or death of the option holder. Options may be exercised in whole or in part. Options are not transferable except by Will or the laws of intestate succession.

The Plan is administered by the Compensation Committee of the Company's Board of Directors, which comprises all Directors of the Company not otherwise associated with the Company. Within the limitations of the Plan, the Committee determines in its discretion those employees who will be granted options, the time or times at which options shall be granted and the number of shares to be subject to each option. The composition of that Committee is as described on Page 9 of this Proxy Statement.

The Company understands that employees receiving ISO grants under the Plan would not realize federally taxable income upon such grant or upon any exercise of such grant nor is the Company entitled to any current income tax deduction as to such grant. Further, if stock is held for at least one year after exercise of the grant and more than two years after the date of the grant, any gain to such employee would be federally taxable as capital gain at a tax bracket dependent upon the holding period. If the employee is so taxable on such a disposition, the Company has no deduction for federal income tax purposes in connection with its granting of such options or issuance of stock upon exercise of options. If the employee does not hold and disposes of the granted stock for lesser periods of time, the employee would recognize ordinary income equal to the excess of the lesser of the sale price or fair market value on date of exercise over the exercise price of the option, with any additional gain taxable to the employee at capital gain rates. The Company under such circumstances would be entitled to a deduction equal to the amount taxable to the employee as ordinary income. The Company also understands that upon the exercise of NON-ISO stock options, the employee realizes ordinary taxable income and the Company receives deduction from its taxable income for the amount by which the stocks fair market value on date of exercise exceeds the option exercise price.

On November 16, 1999, the Company's Board of Directors approved the 1999 Stock Option Plan for Key Employees as to 90,000 shares of the Company's stock and, upon unanimous recommendation of its Compensation Committee, awarded 10,000 shares to Horace Auberry (Chairman of the Board of Directors and Chief Executive Officer of the Company), 10,000 shares to David Lutz (President and Chief Operating Officer and Treasurer of the Company) and 50,000 shares to seven other key employees of the Company and its subsidiaries. These awards, which are at a price of $8.00 per share, are contingent upon approval of the 1999 Key Employee Plan by the stockholders of the Company at the 2000 Annual Stockholders Meeting. If the Plan is approved, options for 20,000 shares will be available for any future grants which might be awarded by the Compensation Committee pursuant to the Plan. The closing price of the Company's common stock on September 29, 2000 as listed on the American Stock Exchange was $9.75.

          APPROVAL OF 1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

The Board of Directors of the Company has unanimously adopted upon the recommendation of its Compensation committee, subject to approval of stockholders at this 2000 Annual Meeting, the 1999 Stock Option Plan for Non-Employee Directors (the "Plan") providing for the granting of stock options to non-employee Directors of the Company. Under North Carolina corporation law, your Board of Directors could issue such options without stockholder approval. However, the affirmative vote of a majority of the holders of the outstanding shares of common stock of the Company is necessary for approval of the Plan in order to qualify stock acquired under the Plan for certain favorable securities law benefits to the holders of such stock. Your Board of Directors unanimously recommends that the Company's stockholders approve the Plan by at least such majority vote.

The Plan is intended to provide additional incentive to non-employee Directors of the Company by encouraging and enabling them to acquire a proprietary interest in the Company through investment of their own funds. Your management believes that this Plan will also be of significant assistance in retaining existing non-employee Directors and attracting additional qualified individuals to serve in that capacity as appropriate in the future. Only Directors who are not employees of the Company are eligible to participate in this Plan.

A summary of the Plan is set forth below and a complete text of the Plan is set forth as Exhibit B to this Proxy Statement.

A maximum of 21,000 shares of common stock of the Company (to be adjusted by any future capitalization changes by virtue of the "anti-dilution" provisions of the
Plan) may be optioned under the Plan. Shares purchased by exercised options may be provided from either authorized but unissued shares or issued shares which have been reacquired by the Company. The price at which shares may be optioned cannot be less than 100% of the fair market value (as defined in the Plan) of such shares on the date the option is granted. The purchase price of shares purchased must be paid in full in cash at the time of exercise of any option or, at the holder's election, surrender of the Company's stock then owned by said holder.

Options may be granted under the Plan at any time until June 30, 2004, on which date the Plan will terminate except as to options then outstanding. The term of each option shall be for not more than ten years from the granting thereof, reduced in the events of termination of service or death of the option holder. Options may be exercised in whole or in part. Options are not transferable except by Will or the laws of intestate succession.

The Plan is administered by the Compensation Committee of the Company's Board of Directors, which comprises all Directors of the Company not otherwise associated with the Company. Within the limitations of the Plan, the Committee determines in its discretion those Directors (present and future) who will be granted options, the time or times at which options shall be granted and the number of shares to be subject to each option. The composition of that Committee is as described on Page 9 of this Proxy Statement.

The Company also understands that upon the exercise of stock options to be issued under the Plan, the employee realizes ordinary taxable income and the Company receives a deduction from its taxable income for the amount by which the stocks fair market value on date of exercise exceeds the option exercise price.

On November 16, 1999 the Company's Board of Directors approved the 1999 Stock Option Plan for Non-Employee Directors as to 21,000 shares of the Company's stock, and upon unanimous recommendation of its Compensation Committee, awarded 3,000 shares to the Director and Chairmen of the Audit Committee Cousins and 2,000 shares to all other then-serving non-employee Directors (with the exception of Director and Chairman of the Compensation Committee Emerson, who declined to participate in the program). These awards, which are at a price of $8.00 per share, are contingent upon approval of the 1999 Non-Employee Director Plan by the stockholders of the Company at the 2000 Annual Stockholders Meeting. If the Plan is approved, options for 10,000 shares will be available for grants which might be awarded to future non-employee Directors. The closing price of the Company's common stock on September 29, 2000 as listed on the American Stock Exchange was $9.75.

                          BOARD AND COMMITTEE MEETINGS

During the Company's last full fiscal year, there was one regular (the 1999 Annual) and one special meeting of the Board of Directors. In addition, the Company has for a number of years followed the practice, permissible under North Carolina corporation law, of approving corporate resolutions by unanimous written consent without meeting. One such resolution was adopted by the Board of Directors during the Company's last full fiscal year.

The Company has a standing Audit Committee of the Board of Directors. In accordance with a recently issued American Stock Exchange requirements, the Company's Board of Directors, on May 16, 2000, adopted a written charter for the Audit committee. A copy of this charter is attached as Exhibit C to this Proxy Statement. All directors not otherwise associated with the Company as an officer, employee or consultant are designated as members of the Audit Committee. Accordingly, Directors Cousins, Emerson, Abernethy, Prevost and Lovelace were the members of such Committee for the 2000 fiscal year with Director Cousins serving as Chairman. All members of the Audit Committee are independent as defined by Section 121(A) of the American Stock Exchange Company Guide.

The Audit Committee held two meetings during the Company's last fiscal year at which representatives of the Company's independent auditors, Deloitte & Touche LLP were present. The Audit Committee recommends to the Board the firm to be designated as the Company's auditors, and performs other functions which are stated in the below Audit Committee Report.

The Board has a standing Compensation Committee, consisting of the same members as the Audit Committee with Director Emerson serving as Chairman. The Compensation Committee met once in person and once by phone during the Company's last fiscal year to review and approve the compensation of officers and related matters.

The Company does not have a standing Nominating Committee. Nominees to serve on the Board of Directors are determined by a vote of the entire Board of Directors.

                             Audit Committee Report

In accordance with its written charter adopted May 16, 2000 by the Board of Directors (Board), the Audit Committee of the Board (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2000, the Committee met twice, including reviewing with management and the independent auditor the Securities and Exchange Commission Form 10-Q filing for the third fiscal quarter which ended April 1, 2000, the first such filing after charter adoption.

In discharging its oversight  responsibility as to the audit process,  the Audit
Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees".

The Committee chairman reviewed with the independent auditors and management the audited financial statements of the Company for the fiscal year ended July 1, 2000. Management has the responsibility for the preparation and content of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee Chairman recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended July 1, 2000, for filing with the Securities and Exchange Commission.

           Submitted by the Audit Committee of the Board of Directors

Claude S. Abernethy, Jr.                                        J. Aaron Prevost
John D. Lovelace                                                James T. Emerson
                         William M. Cousins, Jr., Chairman

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee (the Committee) of the Board of Directors submits recommendations to the Board of Directors as to the type and amount of compensation for three executive officers of the Company (Mr. Auberry, Chairman, Board of Directors and Chief Executive Officer, Mr. Lutz, President and Chief Operating Officer and Treasurer and Mr. Webb, Vice President of Marketing). The Committee consists of all directors not otherwise associated with the Company and, in the 2000 fiscal year, consisted of five members.

The Committee met twice during the year to consider and make recommendations to the Board of Directors. In the 2000 fiscal year, the Board of Directors did not modify or reject any action or recommendation of the Compensation Committee.

The Committee does not use any compensation consultants in making its decisions and recommendations, and does not relate compensation of the above named executive officers to that of any other entity or industry grouping.

Each of the named executive officers receives an annual cash bonus which is based on a specified percentage of consolidated net income, as defined. Each executive officer's percentage has remained constant for the past several years. No one of the above named executive officers has a guaranteed or minimum amount of bonus. Although not a frequent occurrence, the Committee from time to time may give discretionary additional bonuses for extraordinary achievement.

All officers of the Company participate in fringe benefit plans (group health insurance, group life insurance and long-term disability) to the same extent and under the same terms as all other salaried employees of the Company. Mr. Auberry and Mr. Lutz each receive perquisites whose value aggregates much less than 10% of their total annual salary and bonus.

        Submitted by the Compensation Committee of the Board of Directors

William M. Cousins, Jr.                                 Claude S. Abernethy, Jr.
John D. Lovelace                                                J. Aaron Prevost
                           James T. Emerson, Chairman

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee has ever served as an officer or employee of the Company or had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K of the Securities and Exchange Commission. No executive officer of the Company has ever served as a director or member of the compensation committee of any other entity one of whose executive officers has ever been a member to the Company's Compensation Committee or Board of Directors.

                            COMPENSATION OF DIRECTORS

Directors' fees are $3,750 per year; $1,000 per meeting for each Board meeting attended in person; $1,000 per meeting for each committee meeting attended in person that is held apart from the day of a Board meeting; and $500 for each committee and Board phone meeting. Directors who are full-time employees of the Company do not receive any directors' fees. Travel expenses of directors incurred traveling to and from meetings are reimbursed by the Company.

                              INDEPENDENT AUDITORS

The firm of Deloitte & Touche LLP served as the Company's independent auditors for the fiscal year ended July 1, 2000. Deloitte & Touche LLP and its predecessor firm, Touche Ross & Co., have served in this capacity since the Company's 1979-80 fiscal year. The Board of Directors has not selected independent auditors for the fiscal year beginning July 2, 2000. The Board of Directors has a policy of selecting and engaging independent auditors a few months prior to the end of the Company's fiscal year. A representative of Deloitte & Touche LLP has been requested and is expected to be present at the stockholders meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                          STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Company's common stock to the Standard & Poor's 500 Stock Index and an index of peer companies that produce non-athletic footwear. The Standard & Poor's 500 Stock Index is a broad equity market index published by Standard & Poor's. The index of peer companies was constructed by the Company and includes the Company and R. G. Barry; Brown Shoe, Inc.; Genesco, Inc.; Daniel Green Co.; Justin Industries; McRae Industries; Rocky Shoes & Boots, Inc.; Stride Rite Corp.; Timberland Co.; Weyco Group, Inc; and Wolverine World Wide. In constructing the peer index, the return of each component company was weighted according to its respective stock market capitalization. The graph assumes the investment of $100 in the Company's common stock, the Standard and Poor's 500 Stock Index and the peer index at the end of the Company's 1995 fiscal year.

================================================================================
Total Stockholder Return
================================================================================
                      1995      1996      1997      1998      1999       2000
--------------------------------------------------------------------------------
WELLCO                $100      $139      $244      $216      $169       $207
--------------------------------------------------------------------------------
S & P 500             $100      $126      $170      $221      $271       $291
--------------------------------------------------------------------------------
PEER GROUP            $100      $111      $187      $191      $155       $178
================================================================================

                             EXECUTIVE COMPENSATION

Compensation Summary

The following Summary Compensation Table shows certain information concerning the compensation of each of the Company's highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during the last fiscal year:


                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION
                          ----------------------------
                                                           Long Term
                                                   Other   Compensa-
                                                  Annual  tion-Stock   All Other
NAME AND PRINCIPAL                                Compen-     Option     Compen-
POSITION:              YEAR    SALARY    BONUS  sation(1)     Grants   Sation(2)
--------------------------------------------------------------------------------
Horace Auberry,
Chairman of the Board
and Chief Executive
Officer
                       2000  $155,272  $25,810   $3,582                    $964
--------------------------------------------------------------------------------
                       1999  $155,272            $3,353                    $964
--------------------------------------------------------------------------------
                       1998  $152,636            $3,305   (3) 35,000       $964
--------------------------------------------------------------------------------

                                                          Long Term
                                                   Other   Compensa-
                                                  Annual  tion-Stock   All Other
NAME AND PRINCIPAL                                Compen-     Option     Compen-
POSITION:              YEAR    SALARY    BONUS  sation(1)     Grants   Sation(2)
--------------------------------------------------------------------------------
David Lutz, President,
Chief Operating Officer
and Treasurer          2000  $103,532  $15,486   $3,550
--------------------------------------------------------------------------------
                       1999  $103,532            $3,365
--------------------------------------------------------------------------------
                       1998  $101,766            $3,690   20,000 Shares
--------------------------------------------------------------------------------

(1)      Amounts represent reimbursement for income taxes.
(2) Life insurance premiums paid by the Company for benefit of the named executive officer.
(3) Options for 15,000 shares were immediately exercisable, with the remaining options exercisable in 1999 - 8,300; 2000 -8,300; and 2001 - 3,400.

Stock Options

There  were no  grants  of stock  options  during  the  fiscal  year  2000.  The
Compensation Committee of the Company's Board of Directors has approved the granting of options for the purchase of 10,000 shares to Mr. Auberry and 10,000 shares to Mr. Lutz, subject to shareholder approval of the 1999 Stock Option Plan for Key Employees at the 2000 Annual Meeting.

The following table shows, on an aggregated basis, for executive officers named in the Summary Compensation Table each exercise of stock options during the 2000 fiscal year and the fiscal year-end value of unexercised options.

                                              NUMBER OF                VALUE OF
                                            UNEXERCISED             UNEXERCISED
                                                 OPTION            IN-THE-MONEY
                     SHARES                      SHARES                 OPTIONS
                ACQUIRED ON      VALUE     EXERCISABLE/             EXERCISABLE/
NAME               EXERCISE   REALIZED   UNEXERCISEABLE       UNEXERCISEABLE (2)
--------------------------------------------------------------------------------
Horace Auberry         (1)                 31,600/3,400                   $0/$0
--------------------------------------------------------------------------------
David Lutz             (1)                     35,000/0              $71,250/$0
--------------------------------------------------------------------------------

(1) In fiscal year 2000, there were no exercises of options for the executive officers named in the Summary Compensation Table.
(2) Excess of the total market value at June 30, 2000 of the shares over the total exercise price. If no value given, the market value of shares at June 30, 2000 do not exceed the excise price of the options.


Employment  Contracts  and  Termination  of  Employment  and   Change-in-Control
Agreements

On July 12, 2000 the Company and Chairman Auberry entered into an employment Agreement. Under this Agreement, Auberry will continue full-time employment with the Company through December 31, 2000, or for a later period of time as subsequently agreed to between the Company and Auberry. The salary and bonus compensation of Auberry during the period of full-time employment will be an annual salary of $159,952.00 and a bonus equal to 2.5% of the Company's consolidated net income after taxes and after all bonuses. On January 1, 2001 or later agreed to date, Auberry will reduce his time devoted to employment with the Company to approximately 50% of full time. At the end of full-time employment, the salary compensation of Auberry will be adjusted accordingly and the bonus compensation will continue without adjustment. The Agreement has a term of five years from the date Auberry reduces his time devoted to employment with the Company to approximately 50% of full time.

Under the Agreement, Auberry was granted an option to purchase up to 50,000 shares of the Company's common stock at a price of $9.125 per share. These options vest not later than June 30, 2005, with accelerated vesting based on the Company reaching certain defined earnings per share. In addition, for the period from July 1, 2000 until the end of the Agreement, Auberry will not engage in the footwear industry other than through his employment with the Company, and Auberry will assign to the Company certain developments conceived by him. In consideration for these provisions and for a period of fives years after the Company first realizes revenues from such developments, Auberry will receive additional cash compensation equal to 7.5% of royalty income received from unaffiliated entities for these developments and .23% of the Company's sales of products embodying these developments.

The Company does not have employment contracts with any executive officer other than the Chairman of the Board. There are no compensation plans or arrangements that will result from the resignation, retirement or termination of any executive officer, or that will result from a change-in-control of the Company or a change in any executive officer's responsibilities following a change-in-control.

Long-Term Incentive Plans

The Company does not have any type of long-term incentive plans for any executive officer or other employee.

Pension Plan

The Company's executive officers and all other salaried employees participate in an Administrative Employee Pension Plan (the Plan). Benefits under the Plan are based on years of service and average annual earnings. The following table illustrates the amount of annual pension benefits based on the years of service and average annual compensation levels shown:


                               PENSION PLAN TABLE

                                YEARS OF SERVICE
                          ----------------------------
AVERAGE
ANNUAL
COMPENSATION    15 YEARS     20 YEARS    25 YEARS     30 YEARS      35 YEARS
--------------------------------------------------------------------------------
$125,000         $15,000      $20,000     $25,000      $30,000       $35,000
--------------------------------------------------------------------------------
$150,000          18,400       24,500      30,600       36,700        42,900
--------------------------------------------------------------------------------
$175,000          21,700       29,000      36,200       43,500        50,700
--------------------------------------------------------------------------------
$200,000          25,100       33,500      41,900       50,200        58,600
--------------------------------------------------------------------------------

The Plan provides benefits based on final average compensation, defined in the Plan as the average of the consecutive five highest of the last ten years compensation, and on years of service. Compensation under the Plan is essentially equivalent to the aggregate amounts reported as annual salary and bonus compensation in the Summary Compensation Table above. Total years of service are limited to 35 and benefits are computed on a straight life annuity basis. Mr. Auberry named in the Summary Compensation Table has more than the maximum 35 years of service. Mr. Lutz would have more than 35 years of service under the plan, assuming his employment to age 65.


                               SECURITY OWNERSHIP

The number of shares of common stock (the Company's only voting security) beneficially owned or held under option by (a) all executive officers, directors and nominees for director and (b) each person or entity owning more than 5% of the outstanding shares of common stock (including persons or entities who may be deemed a group for purposes of the federal securities laws), as known by management of the Company, based upon information furnished to the Company by or on behalf of such person or entity, as "beneficial ownership" is defined under Rule 13d-3 under the Securities Exchange Act of 1934, is set forth in the following table:

         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP ON SEPTEMBER 30, 2000

================================================================================
                                SOLE VOTING       SHARED
                                        AND   VOTING AND       TOTAL     PERCENT
                                DISPOSITIVE  DISPOSITIVE  BENEFICIAL          OF
NAME                                  POWER    POWER (1)   OWNERSHIP   CLASS (4)
Officers and Directors:
Horace Auberry * (2) and (3)        104,065       1,540      105,605       8.32%
David Lutz (2) and (3)               35,000       4,500       39,500       3.11%
Fred K. Webb, Jr.(3)                  2,700                    2,700       0.21%
Directors :
James T. Emerson                    751,972                  751,972      59.26%
Rolf Kaufman * (2) and (3)           50,620       6,600       57,220       4.51%
Claude S. Abernethy, Jr. * (3)        9,000                    9,000       0.71%
J. Aaron Prevost (3)                  5,500                    5,500       0.43%
Officers:
Sven E. Oberg (3)                     7,800                    7,800       0.61%
Richard A. Wood, Jr.                  4,400                    4,400       0.35%
Tammy Francis (3)                    10,000                   10,000       0.79%
All Officers and Directors as a Group (10)                                78.30%
Owners of More Than 5% of the Company's Common Shares:
Other than Officer/Director Auberry and Director Emerson shown above, the Company is not aware of any other beneficial owner of more than five percent of its Common Shares.

*     Nominee  for  election  to  the Board of Directors.
(1) Shares owned jointly with spouse and shares held by spouse and children over whom the listed person may have substantial influence by reason of the relationship are shown as shared voting and dispositive power.
(2) Employees of the Company participate in a September 6, 1990 plan approved by the Board of Directors under which any employee-stockholder has the option of redeeming shares beneficially owned as of said date and shares subsequently issued under stock options outstanding at that date. The redemption right occurs at the employee's death or other separation from employment other than for cause and the redemption price is the Company's net book value per share, as defined in said plan, at the time of termination ($5.45 at July 1, 2000). The total of shares owned by all officers subject to this plan are: Auberry, 15,450; Kaufman, 55,220; and Lutz, 4,500.
(3) The amount of shares beneficially owned includes the following shares from unexercised, fully exercisable options: Auberry - 31,600; Lutz - 35,000; Webb - 2,000; Kaufman - 2,000; Abernethy - 2,000; Prevost - 2,000; Oberg
      - 5,000 and Francis - 10,000.
(4) Percent of total shares outstanding (1,163,246) and shares issuable under options exercisable within 60 days (105,600).

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

Proposals of qualified stockholders intended to be presented at the Company's 2001 Annual Stockholders Meeting must be received by the Secretary at the address stated herein no later than June 30, 2001, in order to be considered for inclusion in the Company's Proxy Statement and Proxy for that meeting.


                       By Order of the Board of Directors

                       RICHARD A. WOOD, JR.
                       Secretary

Waynesville, North Carolina
October 13, 2000







A copy of the Company's 2000 Form 10-K (Annual Report filed with the Securities and Exchange Commission) is available at no charge to any stockholder requesting it. Requests should be made in writing and addressed to the Secretary, Wellco Enterprises, P. O. Box 188, Waynesville, NC 28786.

                                    EXHIBIT A
                    1999 STOCK OPTION PLAN FOR KEY EMPLOYEES
                                       OF
                            WELLCO ENTERPRISES, INC.

This 1999 Stock Option Plan (hereinafter called the "Plan") for key employees of Wellco Enterprises, Inc. and its subsidiaries, both present and future (hereinafter called "Wellco"), is intended to provide additional incentive to key employees of Wellco and to encourage and enable such key employees to acquire a greater proprietary interest in Wellco.

1.       STOCK SUBJECT TO THE PLAN.

Options granted under this Plan shall be options to purchase common stock of Wellco. The maximum number of shares which may be optioned hereunder shall not exceed an aggregate of 90,000 shares of the One Dollar ($1.00) par common stock of Wellco (subject to future adjustments for any stock dividends or other changes in capitalization referred to in Paragraph 13 below). Such shares may be in whole or in part, as the Board of Directors of Wellco shall from time to time determine, authorized but unissued shares of common stock or issued shares which shall have been reacquired by Wellco. If any option granted under the Plan shall expire or terminate without being fully exercised, the shares which were subject to such option but as to which the option was not exercised may again be optioned under the Plan.

2.       ELIGIBILITY.

Options will be granted only to regularly employed and salaried key employees (including officers) of Wellco who, in the judgment of the Compensation Committee of Wellco's Board of Directors (hereinafter called the "Committee") provided for in Paragraph 10 below, perform services of special importance to the management, operation and development of the business of Wellco and/or its subsidiaries and sub-subsidiaries. For purposes of this Plan, a key employee is one serving Wellco in an executive, administrative or professional capacity as defined from time to time by law under the Fair Labor Standards Act and regulations promulgated thereunder. A Director of Wellco who is not also an employee of Wellco will not be eligible to receive an option.

3.       INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS.

Two type of stock options may be granted under the Plan: Options intended to qualify as Incentive Stock Options (ISO) under Section 422 of the Internal Revenue Code (IRS) and NON-QUALIFIED Stock Options (NON-ISO) not specifically authorized or qualified for favorable income tax treatment by the IRS. Each option granted under this Plan will be designated as ISO or NON-ISO.

4.       OPTION PRICE AND PAYMENT.

The purchase price of the shares of common stock covered by each option granted pursuant to the Plan shall equal not less than 100% of the fair market value of such shares of common stock on the date the option is granted. However, in the case of ISO options granted to any person then owning (personally or under applicable attribution rules under the Internal Revenue Code) more than 10% of the voting power of all classes of Wellco's outstanding stock, the purchase price per share of the stock subject to such option shall be not less than 110% of the fair market value of said stock on the date of grant of such option. Such fair market value may be taken by the Committee as the closing market composite price on the American Stock Exchange or other securities market in which there is trading in Wellco common stock on the trading day preceding the date on which the option is granted, or if such stock is not traded on that date, on the next preceding date on which said stock was traded. The purchase price of the shares purchased shall be paid in full in cash at the time of exercise of the option or, at the election of the holder of the grant, by surrender of the Company's stock then owned by said holder. No holder of an option shall be deemed to be the holder of any shares subject to such option or shall have any of the rights of a stockholder with respect to the shares subject to such option unless and until certificates for such shares are issued to such holder upon the due exercise of the option.

5.       TERMS OF OPTIONS.

The term of each option shall be not more than ten years from the date of granting thereof and shall be exercisable at such time and in such installments during said ten-year period as may be specified in each particular option grant. Options granted under the Plan to individual employees may contain such additional particular provisions not inconsistent with the terms hereof as the Committee may deem appropriate. Except as provided in Paragraphs 8 and 9 below, no option may be exercised at any time unless the holder thereof is then an employee of Wellco or its subsidiaries. The granting of an option pursuant to the Plan shall take place only when a written option agreement shall have been duly executed and delivered by Wellco and the employee to whom such option is to be granted. Any recipient of stock shall be obligated to pay to and be deemed as authorizing Wellco to withhold the amount of any recipient's state or federal income tax obligation which might at any time be deemed to arise by virtue of the granting or issuance of shares under the Plan.

6.       LIMIT ON INCENTIVE STOCK OPTIONS.

The aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are granted exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company) shall not exceed $100,000.

7.       NON-TRANSFERABILITY OF OPTIONS.

No option granted under this Plan shall be transferable otherwise than by Will or the laws of intestate succession, and an option may be exercised only by the employee during the employee's lifetime.

8.       TERMINATION OF EMPLOYMENT.

Notwithstanding the provisions of Paragraph 5 above, if the employment of an employee holding an option shall be terminated otherwise than by reason of death, he may (unless a shorter period is provided for in his option agreement) exercise the option at any time within three months after such termination (but in no event after ten years from the date such option was granted) to the extent of the number of shares that he was entitled to purchase under the option at the time of such termination. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of Wellco and/or its subsidiaries or sub-subsidiaries. An option holder who ceases full time employment but who continues to work in a part-time paid position and is subject to income tax withholding under the Internal Revenue Code, continues to be an employee. The option agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing contained in the Plan or in any option granted pursuant to the Plan shall confer on any employee the right to continue in the employ of Wellco, its subsidiaries or sub-subsidiaries or interfere in any way with the right of any such entities to terminate his employment at any time.

9.       DEATH OF EMPLOYEE.

In the event of the death of an employee to whom an option has been granted while he is employed by Wellco and/or its subsidiaries or sub-subsidiaries or within three months after the termination of his employment, the option theretofore granted to him may be exercised by a legatee or legatees of the option under the employee's Will, or by the personal representative or distributees of such deceased employee, at any time within a period of one year after the death of such employee (but in no event after ten years from the date such option was granted) to the extent of the number of shares that an employee was entitled to purchase under his option at the date of his death.

10.      ISSUANCE AND TRANSFER OF SHARES.

No shares of Wellco's common stock shall be issued under the Plan or subsequently transferred unless and until all legal requirements applicable to such issuance have been complied with to the satisfaction of the Committee and Wellco's legal counsel. The Committee shall condition issuance of shares under the Plan on the recipient's written undertaking to comply with such restrictions on his subsequent disposition of said shares as the Committee and Wellco's legal counsel shall deem necessary or advisable as the result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions. Each grant shall expressly be conditioned upon the recipient's written undertaking that he is receiving said shares for his own account and not with a view toward a distribution thereof and will not sell the same except pursuant to an effective registration under the Securities Act of 1933, as amended, or pursuant to an applicable exemption from such registration and otherwise permissible under any other applicable laws, regulations or rules of any governmental agency, all as determined by Wellco's legal counsel.

11.      ADMINISTRATION.

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority and discretion to determine the individuals to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to Wellco's success, the anticipated number of years of effective service remaining and such other factors as the Committee may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority and discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on all such matters shall be final and binding on all persons.

12.      THE COMMITTEE.

The Plan shall be administered by the  Compensation  Committee of Wellco's Board
of Directors as in existence and constituted from time to time, said Compensation Committee being comprised of all Directors of the Company not otherwise associated with Wellco. If for some reason the Compensation Committee shall not exist, the Plan shall be administered by a Committee consisting of not less than 3 members of the Board of Directors of Wellco. No member of the Board of Directors who is at the time eligible to participate in the Plan shall be a member of the Committee. The Committee, including its Chairman, shall be appointed by the Board of Directors, which may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decisions or determinations reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee shall be liable for any determination made in good faith with respect to the Plan or any option granted under it.

13.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

Notwithstanding any other provisions of the Plan, each option agreement shall contain such provisions as the Committee shall determine to be appropriate for adjustment of the number and class of shares subject to such option, the option prices and numbers of shares as to which the options shall be exercisable at any time in the event of changes in the outstanding common stock of Wellco by reason of stock dividends, split-ups, recapitalizations, combinations or exchanges of shares, mergers, consolidations, separations, reorganizations, liquidations and the like. In the event of any such change in the outstanding common stock of the Corporation, the class and aggregate number of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

14.      NON-FUNDING OF PLAN.

The Plan shall be unfunded. Neither Wellco nor any subsidiary or sub-subsidiary shall be required to establish any special or separate fund or make any other segregation of assets by virtue of the Plan or the issuance of grants or shares hereunder.

14.      AMENDMENT AND TERMINATION.

Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on and no option shall be granted thereunder after June 30, 2004. The Board of Directors of Wellco may at any time prior to that date terminate the Plan, or make such modifications of the Plan as it shall deem advisable, including any modification in the composition of the Committee; provided, however, that the Board of Directors may not, without the affirmative vote of the holders of a majority of the outstanding shares of common stock of Wellco, increase the maximum number of shares for which options may be granted under the Plan either in the aggregate or to any individual employee (except as provided in the foregoing Paragraph 11) or extend beyond June 30, 2004, the period during which options may be granted or beyond ten years after date of grant the period within which options may be exercised. No termination or amendment of the Plan may, without the consent of the employee to whom any option shall theretofore have been granted, adversely affect the rights of such employee under such option.

15.      EFFECTIVENESS OF THE PLAN.

Effectiveness of the Plan is contingent upon approval of the Plan at Wellco's 2000 Annual Stockholders Meeting by the affirmative vote in person or by proxy of the holders of a majority of the outstanding shares of the common stock of the Corporation entitled to vote at such meeting.

                                    EXHIBIT B
                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                       OF
                            WELLCO ENTERPRISES, INC.

This 1999 Stock Option Plan (hereinafter called the "Plan") for Non-Employee Directors (both present and future) of Wellco Enterprises, Inc. (hereinafter called "Wellco"), is intended to provide additional incentive to non-employee Directors of Wellco and to encourage and enable such individuals to acquire a greater proprietary interest in Wellco.

1.       STOCK SUBJECT TO THE PLAN.

Options granted under this Plan shall be options to purchase common stock of Wellco. The maximum number of shares which may be optioned hereunder shall not exceed an aggregate of 21,000 shares of the One Dollar ($1.00) par common stock of Wellco (subject to future adjustments for any stock dividends or other changes in capitalization referred to in Paragraph 11 below). Such shares may be in whole or in part, as the Board of Directors of Wellco shall from time to time determine, authorized but unissued shares of common stock or issued shares which shall have been reacquired by Wellco. If any option granted under the Plan shall expire or terminate without being fully exercised, the shares which were subject to such option but as to which the option was not exercised may again be optioned under the Plan.

2.       ELIGIBILITY.

Options will be granted only to present or future Non-Employee Directors of Wellco.

3.       OPTION PRICE AND PAYMENT.

The purchase price of the shares of common stock covered by each option granted pursuant to the Plan shall equal not less than 100% of the fair market value of such shares of common stock on the date the option is granted. Such fair market value may be taken by the Committee as the closing market composite price on the American Stock Exchange or other securities market in which there is trading in Wellco common stock on the trading day preceding the date on which the option is granted, or if such stock is not traded on that date, on the next preceding date on which said stock was traded. The purchase price of the shares purchased shall be paid in full in cash at the time of exercise of the option or, at the election of the holder of the grant, by surrender of the Company's stock then owned by said holder. No holder of an option shall be deemed to be the holder of any shares subject to such option or shall have any of the rights of a stockholder with respect to the shares subject to such option unless and until certificates for such shares are issued to such holder upon the due exercise of the option.

4.       TERMS OF OPTIONS.

The term of each option shall be not more than ten years from the date of granting thereof and shall be exercisable at such time and in such installments during said ten-year period as may be specified in each particular option grant. Options granted under the Plan to individual Directors may contain such additional particular provisions not inconsistent with the terms hereof as the Committee may deem appropriate. Except as provided in Paragraphs 6 and 7 below, no option may be exercised at any time unless the holder thereof is then a Director of Wellco. The granting of an option pursuant to the Plan shall take place only when a written option agreement shall have been duly executed and delivered by the Corporation and the Director to whom such option is to be granted. Any recipient of stock shall be obligated to pay to and be deemed as authorizing Wellco to withhold from compensation otherwise due to such recipient from Wellco the amount of any recipient's state or federal income tax obligation which might at any time be deemed to arise by virtue of the granting or issuance of shares under the Plan.

5.       NON-TRANSFERABILITY OF OPTIONS.

No option granted under this Plan shall be transferable otherwise than by Will or the laws of intestate succession, and an option may be exercised only by the Director during the Director's lifetime.

6.       TERMINATION OF SERVICE.

Notwithstanding the provisions of Paragraph 4 above, if the service of a Director holding an option shall be terminated otherwise than by reason of death (and including by way of resignation, removal or non-re-election), he may (unless a shorter period is provided for in his option agreement) exercise the option at any time within three months after such termination (but in no event after ten years from the date such option was granted) to the extent of the number of shares that he was entitled to purchase under the option at the time of such termination.

7.       DEATH OF DIRECTOR.

In the event of the death of a Director to whom an option has been granted or within three months after the termination of his service as a Director, the option theretofore granted to him may be exercised by a legatee or legatees of the option under the Director's Will, or by the personal representative or distributees of such deceased Director, at any time within a period of one year after the death of such Director (but in no event after ten years from the date such option was granted) to the extent of the number of shares that a Director was entitled to purchase under his option at the date of his death.

8.       ISSUANCE AND TRANSFER OF SHARES.

No shares of Wellco's common stock shall be issued under the Plan or subsequently transferred unless and until all legal requirements applicable to such issuance have been complied with to the satisfaction of the Committee and Wellco's legal counsel. The Committee shall condition issuance of shares under the Plan on the recipient's written undertaking to comply with such restrictions on his subsequent disposition of said shares as the Committee and Wellco's legal counsel shall deem necessary or advisable as the result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions. Each grant shall expressly be conditioned upon the recipient's written undertaking that he is receiving said shares for his own account and not with a view toward a distribution thereof and will not sell the same except pursuant to an effective registration under the Securities Act of 1933, as amended, or pursuant to an applicable exemption from such registration and otherwise permissible under any other applicable laws, regulations or rules of any governmental agency, all as determined by Wellco's legal counsel.

9.       ADMINISTRATION.

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority and discretion to determine the non-employee Directors to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option. Subject to the express provisions of the Plan, the Committee shall also have the authority and discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on all such matters shall be final and binding on all persons.

10.      THE COMMITTEE.

The Plan shall be administered by the  Compensation  Committee of Wellco's Board
of Directors as in existence and constituted from time to time, said Compensation Committee being comprised of all Directors of the Company not otherwise associated with Wellco. If for some reason the Compensation Committee shall not exist, the Plan shall be administered by a Committee consisting of not less than 3 members of the Board of Directors of Wellco. The Committee, including its Chairman, shall be appointed by the Board of Directors, which may from time to time appoint members for the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decisions or determinations reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee shall be liable for any determination made in good faith with respect to the Plan or any option granted under it.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

Notwithstanding any other provisions of the Plan, each option agreement shall contain such provisions as the Committee shall determine to be appropriate for adjustment of the number and class of shares subject to such option, the option prices and numbers of shares as to which the options shall be exercisable at any time in the event of changes in the outstanding common stock of Wellco by reason of stock dividends, split-ups, recapitalizations, combinations or exchanges of shares, mergers, consolidations, separations, reorganizations, liquidations and the like. In the event of any such change in the outstanding common stock of the Corporation, the class and aggregate number of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

12.      NON-FUNDING OF PLAN.

The Plan shall be unfunded. Neither Wellco nor any subsidiary or sub-subsidiary shall be required to establish any special or separate fund or make any other segregation of assets by virtue of the Plan or the issuance of grants or shares hereunder.

13.      AMENDMENT AND TERMINATION.

Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on and no option shall be granted thereunder after June 30, 2002. The Board of Directors of Wellco may at any time prior to that date terminate the Plan, or make such modifications of the Plan as it shall deem advisable, including any modification in the composition of the Committee; provided, however, that the Board of Directors may not, without the affirmative vote of the holders of a majority of the outstanding shares of common stock of Wellco, increase the maximum number of shares for which options may be granted under the Plan either in the aggregate or to any individual Director (except as provided in the foregoing Paragraph 11) or extend beyond June 30, 2002, the period during which options may be granted or beyond ten years after date of grant the period within which options may be exercised. No termination or amendment of the Plan may, without the consent of the Director whom any option shall theretofore have been granted, adversely affect the rights of such Director under such option.

14.      EFFECTIVENESS OF THE PLAN.

Effectiveness of the Plan is contingent upon approval of the Plan at Wellco's 2000 Annual Stockholders Meeting by the affirmative vote in person or by proxy of the holders of a majority of the outstanding shares of the common stock of the Corporation entitled to vote at such meeting.

                                    EXHIBIT C
                             AUDIT COMMITTEE CHARTER
                                       OF
                            WELLCO ENTERPRISES, INC.

The Audit Committee (herein the "Committee") is a standing committee of the Board of Directors (herein the "Board") of Wellco Enterprises, Inc. (herein the "Company"). The Committee's primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be furnished by the Company to its stockholders and others, the systems of internal controls which the Company's management and Board have established and the Company's audit process.

                         I. Composition of the Committee

The Committee shall consist solely of independent directors, as determined by the Board of Directors, and will be at least three (3) in number. In determining the independence of directors serving on the Audit Committee, the Board of Directors shall measure independence using the requirements of the American Stock Exchange. Audit Committee members shall be free of any relationships that would interfere with the exercise of independent judgement.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee. Additionally, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                           II. Duties of the Committee

In meeting its responsibilities, the Committee is expected to:

1. Provide an open avenue of communication between management, the independent auditor, and the Board. The Committee shall have full and unrestricted access to all employees of the Company and its subsidiaries.

2.       Review and update the Committee's charter annually.

3. Evaluate and recommend the independent auditor for election by the Board. Review and recommend any discharge of the independent auditor for approval by the Board. Approve compensation of the independent auditor.

4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall confirm and assure the independence of the auditor, including a review of management consulting services and related fees provided by the auditor, consistent with Independence Standards Board Standard 1. The Audit Committee will actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor. The Audit Committee will take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

5. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

6. Consider, in consultation with the independent auditor, the audit scope and plan of management and the independent auditor.

7.       Review with the independent auditor:

         a.       The  adequacy of the  company's  internal  controls  including
                  computerized   information   system  controls  and security.

         b. Any related significant findings and recommendations of the independent auditor, together with management's responses thereto.

8. Review with management and the independent auditor at the completion of the annual examination:

         a.       The   Company's   annual  financial  statements  and   related
                  footnotes;

         b. The independent auditor's audit of the financial statements and its report thereon;

         c. Any significant changes required in the independent auditor's audit plan;

         d.       Any   serious   difficulties   or   disputes  with  management
                  encountered during the course of the audit;

         e. Discuss with the independent auditor, the matters required to be discussed by Statement of Auditing Standards 61, and

         f. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

9. After the review in item 8, recommend to Board of Directors that Audited Financial Statements be included in the Company's Annual Report Form 10-K.

10. The Chairman of the Committee shall review with management and the independent auditor quarterly filings with the SEC before the same are filed. The Chairman shall convene a meeting of the Committee for such purpose if the Chairman deems the same appropriate.

11. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

12. Prepare a report and any other disclosure, as required by the rules and regulations of the SEC, for inclusion in the Company's proxy statement.

13. The Committee shall have the power to conduct or authorize investigations into any matters required to meet its responsibilities. The Committee shall be empowered to retain independent counsel, auditors, or others to assist it in the conduct of any investigation, all at the expense of the Company.

14. The Committee shall meet at least two times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. Such meetings may be held by telephone conference call or in person.

15. The Committee will perform such other functions as assigned by law, the Company's Articles of Incorporation or bylaws, or the Board.

16. Audit Committee members will be informed that in Exchange Act Release No. 42266 the Securities and Exchange Commission stated that, by adopting new rules and amendments related to audit committees, it did not "intend to subject companies or their directors to increased exposure to liability under securities laws, or to create new standards for directors to fulfill their duties under state corporation law." Audit Committee members will also be informed that the Securities and Exchange Commission has added to its regulations a "safe harbor" (Item 306(c) of Regulation S-K) for the information contained in the Audit Committee report included in the Company's proxy statement.

                            III. Adoption of Charter

This Charter has been adopted by the Company's Board at its meeting duly held on May 16, 2000, and shall be reviewed, reaffirmed or revised as appropriate by the Board at its regular annual meeting hereafter ensuing.

                            WELLCO ENTERPRISES, INC.
                P. O. Box 188, Waynesville, North Carolina 28786
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR THE ANNUAL STOCKHOLDERS MEETING, TUESDAY, NOVEMBER 14, 2000


The undersigned hereby acknowledges receipt of Notice of Meeting and Proxy Statement each dated October 13, 2000, of the 2000 annual stockholders meeting of Wellco Enterprises, Inc., and hereby revokes all proxies heretofore given for said meeting and appoints William M. Cousins, Jr., John D. Lovelace and J. Aaron Prevost, (and each of them with full power of substitution, or any one or more of them acting in the absence of the others) as attorneys and proxies of the undersigned to represent, vote and act for the undersigned as designated on the back of this proxy with respect to all shares of the stock of said Company which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held in the cafeteria of the Company's plant at 150 Westwood Circle, Waynesville, North Carolina, at 3:00 P.M., EST, on Tuesday, November 14, 2000 or at any adjournment thereof.

          (Continued, and to be marked, dated and signed on other side)

                    FOLD AND DETACH HERE. RETURN THIS PORTION

                                                             Please mark
                                                             your vote as
                                                             indicated in
                                                             this example     X

ITEM 1:  Your  Board of  Directors  recommends  a vote FOR the  election  of the
following  Directors:  Class III, term expiring in 2003:    Claude S. Abernethy,
Jr., Horace Auberry and Rolf Kaufman


FOR ALL
NOMINEES,
except as marked
below


----------------

WITHHOLD
AUTHORITY
to vote for
all nominees


----------------

To withhold authority to vote for any Director nominee(s), print the name(s) below:



ITEM 2: Your Board of Directors recommends a vote FOR approval of the 1999 Stock Option Plan for Key Employees:
                For                  Against                Abstain

             ----------            ----------             ----------


ITEM 3: Your Board of Directors recommends a vote FOR approval of the 1999 Stock Option Plan for Non-Employee Directors:
               For                  Against                Abstain

             ----------           ----------              ----------



--------------------------------------------------------------------------------
IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ABOVE AS SET FORTH IN THE PROXY STATEMENT AND THE HOLDERS HEREOF WILL EXERCISE THEIR DISCRETION AS TO ALL OTHER ITEMS OF BUSINESS WHICH MAY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------


                                              ----------------------------------


                                              ----------------------------------
                                              Signature of Stockholder(s)
                                              Date                        , 2000

--------------------------------------------------------------------------------
NOTE: SIGN NAME EXACTLY AS IT APPEARS HEREON AND DATE. Co-owners must all sign. Attorneys, executors, administrators, trustees, guardians, etc. should sign in
official             capacity             and            give             title.
--------------------------------------------------------------------------------



                            WELLCO ENTERPRISES, INC.
                P. O. Box 188, Waynesville, North Carolina 28786

The annual meeting will be held on November 14, 2000 at 3:00 P.M. in the cafeteria of the Company's plant at 150 Westwood Circle, Waynesville, North Carolina.

YOUR VOTE IS VERY IMPORTANT. PLEASE MARK, SIGN, AND DATE THE ABOVE, AND RETURN IT IN THE ENVELOPE PROVIDED.